SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 27, 2004

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On January 27, 2004, Registrant released its fourth quarter 2003 earnings, and a copy of the earnings release was furnished to the Securities and Exchange Commission (the “Commission”) under Item 12 of Registrant’s Form 8-K dated January 27, 2004.

On January 27, 2004, Registrant also held an earnings conference call to discuss its results of operations for the fourth quarter 2003. The earnings presentation slides and the audio replay of the fourth quarter 2003 earnings conference call, including the question and answer session, are available on Registrant’s website http://www.xerox.com. During the earnings conference call, Anne Mulcahy, Chairman and Chief Executive Officer of Registrant, made certain remarks and presented certain slides. The excerpts of certain of these remarks and presentation slides are attached as Exhibit A to this report.

Exhibit A attached to this report contains a pro-forma earnings measure, a non-GAAP financial measure. The pro-forma measure excludes the effects of the charges recorded for the Berger litigation and the write-off of the unamortized 2002 debt issue costs in order to provide consistency in display with the 2003 full year earnings guidance provided to investors in November 2002. These 2003 unanticipated charges were not contemplated when the guidance was provided. In addition, the pro-forma measure provides a consistent basis in evaluating Registrant’s 2004 earnings projections. Registrant believes that meaningful analysis of its financial performance requires an understanding of the underlying factors and trends in that performance. In some cases, large factors or events, such as those that occurred in 2003, distort operational long-term trends. For this reason, Registrant believes that investors would find a pro-forma earnings measure, which excludes the effects of the Berger litigation and write-off of debt issue costs, more useful. Reconciliation to the related GAAP measure is included in Exhibit A attached to this report.

The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” and similar expressions, as they relate to Registrant, are intended to identify forward-looking statements. Such statements reflect Registrant’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Registrant does not intend to update these forward-looking statements. Registrant is making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors, including without limitation those that are included in Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (as amended by Form 10-Q/A). These and other factors could cause actual results to differ materially from those contained in the forward-looking statements.

The information contained in this report, including Exhibit A attached to this report, shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

Dated: January 30, 2004	By:	/S/ GARY R. KABURECK

Gary R. Kabureck
Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Excerpts from certain remarks made by Anne Mulcahy, Chairman and Chief Executive Officer, and certain slides presented, at the fourth quarter 2003 earnings conference call held on January 27, 2004